                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION

                                                        Washington, D.C. 20549
                                                           ----------------

                                                               FORM 8-K

                                                            CURRENT REPORT

                                                Pursuant to Section 13 or 15(d) of the
                                                    Securities Exchange Act of 1934

                                    Date of Report (Date of earliest event reported): July 16, 2004

                                                 TROPICAL SPORTSWEAR INT'L CORPORATION
                                        (Exact name of registrant as specified in its charter)

                   Florida                        0-23161                            59-3420305
        (State or other jurisdiction            (Commission                        (IRS Employer
                of incorporation)                File Number)                     Identification No.)

            4902 W. Waters Avenue
                 Tampa, Florida                                                         33634
    (Address of principal executive offices)                                         (Zip Code)

Registrant's telephone number, including area code: (813) 249-4900

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Item 5.   Other Events

          Attached is the Press Release disseminated by the Company on July 16, 2004.

Item 7.   Exhibits

Exhibit 99     Press Release dated July 16, 2004.

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                                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    TROPICAL SPORTSWEAR INT'L CORPORATION

Date:    July 19, 2004                               By:    /s/ Robin J. Cohan
                                                            Robin J. Cohan
                                                            Executive Vice President and
                                                            Chief Financial Officer